Prospectus Supplement

                              Dated July 27, 2005*

              AXP New Dimensions Fund (Sept. 29, 2004) S-6440-99 X

Effective on Aug. 1, 2005:

The Investment Manager section is revised as follows:

INVESTMENT MANAGER

The Fund's assets are invested in Growth Trends Portfolio (the Portfolio), which is managed by AEFC.

Gordon Fines, Vice President and Senior Portfolio Manager

o  Managed the Portfolio since 1991.

o  Joined AEFC in 1981.

o  Began investment career in 1967.

o  Undergraduate in History, Northwestern University.

Michael E. Nance, Portfolio Manager

o  Managed the Portfolio since 2005.

o  Joined AEFC in 2004.

o Prior to that, Senior Portfolio Manager, Putnam Investments, 2001 to 2004; Senior Vice President and Portfolio Manager, Kobrick Funds, 1999 to 2001.

o  Began investment career in 1993.

o  MBA, University of Chicago.

Trisha C. Schuster, CFA, Associate Portfolio Manager

o  Managed the Portfolio since 2005.

o  Joined AEFC in 2002.

o  Prior to that, Portfolio Manager, Nicholas Applegate, 1998 to 2002.

o  Began investment career in 1993.

o  MBA, University of Southern California.

Mr. Fines and Mr. Nance are co-managers of the Portfolio, each providing direct day-to-day management for approximately one-half of the Portfolio.

The rest of this section remains unchanged.

In addition to presenting the performance history of the S&P 500 Index, the Fund's primary benchmark, and the Lipper Large-Cap Growth Funds Index, the Fund will include the performance history of the Russell(R) 1000 Growth Index in its next report to shareholders and in future prospectuses, as a secondary benchmark. Russell(R)1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S-6440-13 C (7/05)

* Valid until next prospectus update.